AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES
		N/A	1	2
2. AMENDMENT/MODIFICATION NO Modification 0008	3. EFFECTIVE DATE See Block 16 C	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (If applicable) N/A
6. ISSUED BY CODE	N/A	7. ADMINISTERED BY (If other than Item 6) CODE	N/A
DHHS/ASPR/AMCG 330 Independence Avenue, SW, Room G640, Washington, DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)		(X )	9A. AMENDMENT OF SOLICITATION NO.

SIGA TECHNOLOGIES, INC. 35 E 62nd Street New York, NY 10065		9B. DATED (SEE ITEM 11)
		X	10A.MODIFICATION OF CONTRACT/ ORDER NO. HHSO100201100001C
10B. DATED (SEE ITEM 13)
CODE N/A	FACILITY CODE N/A	05/13/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
∼ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ∼ is extended, ∼ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(U)		A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X		C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 1.602-1, FAR 52.232-23 Assignment of Claims
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor [] is not, [X] is required to sign this document and return _1_ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)
PURPOSE:  The purpose of this modification is to acknowledge the Assignment of Claims to GE Capital Corporation. See continuation sheet.

FUNDS ALLOTED PRIOR TO MOD #8 $463,393,621
FUNDS ALLOTTED WITH MOD #8 $ 0
TOTAL FUNDS ALLOTED TO DATE $463,393,621.00 (unchanged)
EXPIRATION DATE: September 24, 2020 (unchanged)
CONTRACT FUNDED THROUGH: September 24, 2020 (unchanged)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby, Chief Scientific Officer		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Darrick A. Early, Contracting Officer DHHS/ASPR/AMCG
15B. CONTRACTOR/OFFEROR /s/ Dennis E. Hruby (Signature of person authorized to sign)	15C. DATE SIGNED 09 Apr 2013	16B. UNITED STATES OF AMERICA BY /s/ Darrick A. Early (Signature of Contracting Officer)	16C. DATE SIGNED 09 Apr 2013
NSN 7540-01-152-8070    OMB No. 0990—0115 STANDARD FORM 30 (REV. 10-83)

Contract No. HHSO100201100001C Modification No.8	Continuation Sheet Block 14	Page 2 of 2

Contract is revised by updating the following:

Article B.6 Advance Understandings is hereby updated to add B.6.3 Assignment of Claims

Under the provisions of FAR 52.232-23 and Assignment of Claims Act §31 U.S.C. 3727, 41 U.S.C §15, the Contractor has provided notice and has agreed that as it earns compensation for services rendered under this contract, these payments will be made (assigned) to General Electric (GE) Capital Corporation (assignee). This assignment shall cover all money due or become due under this contract. It shall not exceed the life of this contract. Under this notice, DHHS/ASPR/AMCG is aware and has consented to directing payments due under this notice of assignment to GE Capital Corporation.

The Contractor agrees that this assignment cannot be further assigned or re-assigned unless authorized.

If, prior to contract completion, the Contractor fulfills its obligation to GE Capital, the assignee must process a release of claims. This shall ensure that future payments are made to the correct party. In such cases, the Contractor shall file a written notice of release together with a true copy of the release of assignment instrument to the Contracting Officer and the Disbursing officer.

All other terms and conditions of contract HHSO100201100001C remain unchanged.

END OF MODIFICATION 8 TO HHSO100201100001C

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